EXHIBIT 10.26



            NAME OF SUBSCRIBER:__________________

      To:   URBAN COOL NETWORK, INC.
            Security Capital Trading, Inc.
            520 Madison Avenue
            10th Floor
            New York, New York 10038


                            URBAN COOL NETWORK, INC.
              SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

                                   SECTION 1.

            1.1 Subscription. The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the amount of units ("Units") of Urban Cool Network, Inc., a Delaware corporation (the "Company"), indicated on page 12 hereof, on the terms and conditions described herein and in the Confidential Private Offering Memorandum, dated July 16, 1999 as amended by Amendment No. 1 to the Confidential Private Offering Memorandum dated September 24, 1999 and as further amended by Amendment No. 2 to the Memorandum dated September 28, 1999 (such memorandum, together with all amendments thereof and supplements and exhibits thereto, the "Memorandum"), copies of which have been received by the undersigned. Each Unit consists of (i) a promissory note of the Company in the principal amount of $10,000, (ii) 1,000 shares of the Company's Common Stock and (iii) one warrant exercisable for 5,000 shares of Common Stock (the "Warrant Shares") at $2.00 per share beginning six months after the Closing (as defined herein) until five years from the Closing. Security Capital Trading, Inc. (the "Placement Agent") has been retained by the Company as exclusive placement agent for the offer and sale of one hundred (100) Units on a "best efforts" basis. The minimum number of Units which may be purchased is 2 Units. Partial Units may be accepted at the discretion of the Placement Agent. Unless otherwise indicated all terms shall have the same meanings and definitions as set forth in the Memorandum.

            1.2   Purchase of Units.

            The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Units, if any, shall be ten thousand dollars ($10,000) per Unit. Payment for the Units shall be made by check or wire transfer in accordance with the instructions of the Placement Agent, together with an executed copy of this Agreement and any other required documents.

                                   SECTION 2.

            2.1 Acceptance or Rejection.

            (a) The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Units in whole or part in any order, if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

            (b) The undersigned understands and agrees that subscriptions may be revoked provided that written notice of revocation is sent by certified or registered mail, return receipt requested, and is received by the Placement Agent at least two business days prior to the Closing.

            (c) In the event of rejection of this subscription, or in the event the sale of the Units subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the undersigned the purchase price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Units.

            2.2   Closing

            The closing (the "Closing") of the purchase and sale of Units, following the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement, shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, counsel to the Placement Agent, at 666 Fifth Avenue, New York, New York, or such other place as determined by the Placement Agent, on such date as is mutually agreed to by the Company and the Placement Agent. The Company expects to hold the first Closing after subscriptions for at least 20 Units have been received and accepted by the Company. Subsequent Closings, if any, will be held at the offices of Orrick, Herrington & Sutcliffe LLP at such times as are agreed by the Company and Placement Agent. At the Closing of the purchase and sale of the Units subscribed to by the undersigned, the Company shall prepare for delivery to the undersigned the certificate(s) for the securities to be issued and sold to the undersigned, duly registered in the undersigned's name against payment in full by the undersigned of the aggregate purchase price of the Units.

                                   SECTION 3.

            3.1   Investor Representations and Warranties.

            The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

            (a) The undersigned is acquiring the Units for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Units or any of the components of the Units. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Units for which the undersigned is subscribing or any of the components of the Units.

            (b) The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

            (c) The undersigned acknowledges his understanding that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents and warrants to and agrees with the Company and its affiliates as follows:

                    (i) The undersigned realizes that the basis for the
            exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

                   (ii) The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company;

                  (iii) _________________________ (insert name of Purchaser
            Representative: if none, so state) has acted as the undersigned's Purchaser Representative for purposes of the private placement exemption under the Securities Act. If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by his Purchaser

            Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Units for the undersigned in particular; and

                   (iv) The undersigned (together with his Purchaser
            Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

            (d) The information in the Accredited Investor Questionnaire completed and executed by the undersigned is substantially in the form of the Accredited Investor Questionnaire included as an exhibit to the Memorandum (the "Accredited Investor Questionnaire") and is accurate and true in all respects and the undersigned is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

            (e) The undersigned and his Purchaser Representative, if any:

                    (i) Have been furnished with the Memorandum, including all exhibits thereto and any documents which may have been made available upon request for a reasonable period of time prior to the date hereof and the undersigned or his Purchaser Representative(s) have carefully read the Memorandum and understand and have evaluated the risks set forth under "Risk Factors" and the considerations described in the Memorandum and have relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in the Memorandum (including all exhibits thereto);

                   (ii) Have been provided an opportunity for a reasonable
            period of time prior to the date hereof to obtain additional information concerning the offering of the Units, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                  (iii) Have been given the opportunity for a reasonable period of time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Units and other matters pertaining to this investment, and have been given the opportunity for a reasonable period of time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information contained in the Memorandum or that which was otherwise provided in order for him to evaluate the merits and risks of purchase of the Units to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                   (iv) Have not been furnished with any oral representation or oral information in connection with the offering of the Units which is not contained in the Memorandum; and

                    (v) Have determined that the Units are a suitable investment for the undersigned and that at this time the undersigned could bear a complete loss of such investment.

            (f) The undersigned is not relying on the Company, or its affiliates with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with only those persons, if any, named as Purchaser Representative(s) herein and in the Accredited Investor Questionnaire. Each Purchaser Representative is capable of evaluating the merits and risks of an investment in the Units on the terms and conditions set forth in the Memorandum and each Purchaser Representative has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between himself and the Company or any affiliate or subsidiary thereof.

            (g) The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the Units or the components of the Units without registration under the Securities Act or an exemption therefrom and fully understands and agrees that he must bear the economic risk of his purchase because, among other reasons, the Units, the Notes, the Warrants and the shares of Common Stock underlying the Warrants have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the undersigned is aware that the Units and the components of the Units are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein and in the certificates for the Warrants and the shares of Common Stock underlying the Warrants, the Company is under no obligation to register the Units or any of the components of the Units on his behalf or to assist him in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Units and the components of the Units are further restricted by state securities laws and the provisions of this Agreement.

            (h) No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein and in the Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than those contained herein or in the Memorandum.

            (i) Any information which the undersigned has heretofore furnished to the Company with respect to his financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information he will immediately furnish such revised or corrected information to the Company.

            (j) The undersigned understands and agrees that the certificates for the Common Stock and Warrants shall bear the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

            (k) The undersigned understands that an investment in the Units is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

            (l) The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Units will not cause such overall commitment to become excessive.

            (m) Notwithstanding Section 4 below, if the undersigned purchases any Units, the undersigned hereby agrees that for a period commencing on the date hereof and ending thirteen (13) months following the effective date of the registration statement (the "Registration Statement") relating to the Company's public offering of securities, the undersigned will not without the prior written consent of the Placement Agent, directly or indirectly, issue, offer to sell, grant an option for the sale of, transfer, assign, hypothecate, pledge, distribute or otherwise dispose of or encumber (either pursuant to Rule 144 of the regulations under the Securities Act or otherwise) the Common Stock, or any securities that may be issued in exchange therefor, registered in the name of or beneficially owned by the undersigned. Notwithstanding the foregoing, the Placement Agent has agreed to consent to the sale of the securities underlying the Units after a period of six (6) months from the effective date of the Registration Statement relating to the Company's public offering of securities provided that the Placement Agent has not agreed with The Nasdaq Stock Market, Inc. or other national securities exchange to withhold such consent. In addition, the undersigned agrees that for a period of twenty-four (24) months following the effective date of the Registration Statement, any sales of the Common Stock, or any securities that may be issued in exchange therefor, shall be made through the Placement Agent. The undersigned further consents to the placing of legends and stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Common Stock registered in the name of the undersigned or beneficially owned by the undersigned.

            (n) The foregoing representations, warranties and agreements shall survive the Closing.

                                   SECTION 4.

            4.1   Piggyback Registration.

            If, at any time commencing on the Final Closing and expiring five
(5) years thereafter, the Company proposes to register any of its securities under the Securities Act (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to Form S-8 or successor forms) it will give written notice by registered or certified mail, at least thirty (30) days prior to the filing of each such registration statement, to the Placement Agent and to the holder(s) (the "Holders") of the shares of Common Stock and Warrant Shares of its intention to do so. Upon the written request of any Holder of Common Stock or Warrant Shares given within ten (10) days after receipt of any such notice of his desire to include any Common Stock and/or Warrant Shares in such proposed registration statement, the Company shall afford such Holder(s) of the shares of Common Stock and Warrant Shares including the opportunity to have any such Common Stock and Warrant Shares registered under such registration statement.

            By execution hereof, the undersigned hereby waives the notice requirements under Section 4.1 with respect to a registration filed in connection with an initial public offering of the Company's securities and the Holder hereby elects to have the Common Stock and the Warrant Shares included in such registration statement.

            Notwithstanding the provisions of this Section 4.1, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 4.1 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

            4.2   Demand Registration.

            At any time during the five-year period on the Final Closing, if the Company is subject to the reporting requirements of Section 13 or Section 15(g) under the Exchange Act of 1934, as amended (the "Exchange Act"), the Holders of Warrant Shares and Common Stock representing a "Majority" (as hereinafter defined) of such securities shall have the right (which right is in addition to the registration rights under Section 4.1 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the

Company and counsel for the Underwriter, if any, and the Holders, in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of their respective Common Stock and Warrant Shares for twenty-four (24) consecutive months by such Holders and any other Holders of the Common Stock and/or Warrant Shares who notify the Company within ten (10) days after receiving notice form the Company of such request. By execution hereof, the undersigned hereby waives the notice requirements under Section 4.1 with respect to a registration statement filed in connection with an initial public offering of the Company's securities and the Holder hereby elects to have the Common Stock and the Warrant Shares included in such registration statement.

            4.3   Covenants of the Company With Respect to Registration.

            In connection with any registration under Sections 4.1 or 4.2 hereof, the Company covenants and agrees as follows:

            (a) The Company shall use its best efforts to cause any registration statement to be declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Common Stock and/or Warrant Shares such number of prospectuses as shall reasonably be requested.

            (b) The Company shall pay all costs (excluding transfer taxes, if any, fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 4.1 or 4.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

            (c) The Company will take all necessary action which may be required in qualifying or registering the Common Stock and Warrant Shares included in the registration statement for offering and sale under the securities or blue sky laws of such states as are requested by the Placement Agent or Holder(s), provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

            (d) The Company shall indemnify the Holder(s) of the Common Stock and Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (x) in such registration statement (as from time to time amended and supplemented); (y) in any post-effective amendment or amendments or (z) in any application or other document or written communication (in this Section 4 collectively called an "application") executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock and Warrant Shares under the securities laws thereof or filed with the Securities and Exchange Commission, any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by the undersigned expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the undersigned or any controlling person of the undersigned in respect of which indemnity may be sought against the Company pursuant to this Section 4, the undersigned or such controlling person shall within thirty (30) days after the receipt thereby of a summons or complaint notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (reasonably satisfactory to the undersigned or such controlling person) but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The undersigned or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the undersigned or such controlling person unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action; (ii) the Company shall not have employed counsel to have charge of the defense of such action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for the undersigned and/or such controlling person shall be borne by the Company. Except as expressly provided above, in the event that the Company shall not previously have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the undersigned or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees promptly to notify the undersigned of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the offering and sale of the Common Stock and/or Warrant Shares or in connection with such registration statement.

            (e) The Holder(s) of the Common Stock and Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from written information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement.

            (f) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, and the Placement Agent, a signed counterpart, addressed to such Holder or underwriter, if any, and the Placement Agent, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public auditors who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.


                                   SECTION 5.

            5.1 Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

            5.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

            5.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

            5.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

            5.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

            5.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

            5.7 Assignability. This Agreement is not transferable or assignable by the undersigned.

            5.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

            5.9 Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

                    ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the _______ day of _________,1999.

   ______________________     X $10,000 Per Unit     = $_______________________

     Units Subscribed for                                 Purchase Price


Manner in which Title is to be held (Please Check One):

1.    [ ]   Individual                  7.    [ ]   Trust/Estate/Pension or
                                                    Profit Sharing Plan
                                                    Date Opened:_______________

2.    [ ]   Joint Tenants with Right    8.    [ ]   As a Custodian for
            of Survivorship                         ___________________________
                                                    Under the Uniform Gift to
                                                    Minors Act of the State of
                                                    ___________________________

3.    [ ]   Community Property          9.    [ ]   Married with Separate
                                                    Property

4.    [ ]   Tenants in Common           10.   [ ]   Keogh

5.    [ ]   Corporation/Partnership/    11.   [ ]   Tenants by the Entirety
            Limited Liability Company

6.    [ ]   IRA


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            IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
             INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGES 13 AND 15
         SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGES 14 AND 16

                          EXECUTION BY NATURAL PERSONS



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                    Exact Name in Which Title is to be Held


------------------------------          ---------------------------------
Name (Please Print)                     Name of Additional Purchaser

------------------------------          ---------------------------------
Residence: Number and Street            Address of Additional Purchaser

------------------------------          ---------------------------------
City, State and Zip Code                City, State and Zip Code

------------------------------          ---------------------------------
Social Security Number                  Social Security Number

------------------------------          ---------------------------------
(Signature)                             (Signature of Additional Purchaser)


  ACCEPTED this        day of                , 1999 on behalf of the Company.
                ------        ---------------


                                    BY:
                                       ----------------------------------
                                       Name:
                                       Title:

                  EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

                    (Corporation, Partnership, Trust, Etc.)

-------------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:
                                      ----------------------------------------

State of Principal Offices:
                           ---------------------------------------------------

Federal Taxpayer Identification Number:
                                       ---------------------------------------


                                          BY:
                                             ---------------------------------

                                          TITLE:
                                                ------------------------------

[seal]

Attest:
       ---------------------------        ------------------------------------
      (If Entity is a Corporation)

                                          ------------------------------------
                                          Address


                                          ------------------------------------
                                          Taxpayer Identification Number



      ACCEPTED this      day of            , 1999 on behalf of the Company.
                    ----        -----------

                                          BY:
                                              --------------------------------
                                               Name:
                                               Title:

                          ACKNOWLEDGMENT FOR INDIVIDUAL


STATE OF _____________________)
                              )  ss.:
COUNTY OF_____________________)


      The foregoing instrument was acknowledged before me this ______ day of _______________, 1999, by __________________.




(SEAL)                              _______________________________________
                                    Notary Public

My Commission expires:              Residing at:

_____________________________       _______________________________________

                ACKNOWLEDGMENT FOR CORPORATION OR OTHER ENTITY



STATE OF _________________)
                          )  ss.:
COUNTY OF ________________)


      The foregoing instrument was acknowledged before me this _______ day of __________, 1999, by _______________________, a _______________________of
_____________________, a ________________________.




(SEAL)                              __________________________________
                                    Notary Public

My Commission expires:              Residing at:

__________________________          __________________________________